Exhibit 4.1


         Number                                            Shares


AFC                                                    CUSIP 025868 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                          AMERICAN FAMILY COOKIES, INC.

                                  COMMON STOCK

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

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THIS CERTIFIES THAT



is the owner of

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           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.001 PER SHARE, OF

                         AMERICAN FAMILY COOKIES, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and are subject to all of the provisions of the Certificate of Incorporation and By-laws of the Corporation and all amendments thereto, copies of which are on file at the office of the Transfer Agent, to all of which the holder of this certificate assents by acceptance hereof. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



/s/ Donald Dugay                                      /s/ Robert R. Gregory Jr.

Vice President and Secretary                              President

                 [graphic seal of American Family Cookies Inc.]

COUNTERSIGNED AND REGISTERED:
      CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                              TRANSFER AGENT
                              AND REGISTRAR

BY

                                             AUTHORIZED SIGNATURE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT-......Custodian.......
TEN ENT - as tenants by the entireties                    (Cust)         (Minor)
JT TEN  - as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as               Act........................
          tenants in common                                 (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        SHARES
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OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY
IRREVOCABLY CONSTITUTE AND APPOINT

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                                                                        ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH
FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
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                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                             WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.